UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

 __________________

Date of Report (Date of earliest event reported):  August 8, 2014

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GYRODYNE COMPANY OF AMERICA, INC.

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 (Exact name of Registrant as Specified in its Charter)

New York	000-01684	11-1688021
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

ONE FLOWERFIELD

SUITE 24

ST. JAMES, NEW YORK 11780

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 (Address of principal executive

offices) (Zip Code)

(631) 584-5400

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Registrant’s telephone number,

including area code

N/A

__________________

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry Into a Material Definitive Agreement.

On August 8, 2014, Gyrodyne Company of America, Inc. (the “Company”) entered into Amendment No. 1 (the “Amendment”) to Rights Agreement dated as of August 10, 2004 (the “Rights Agreement”) between the Company and Registrar and Transfer Company, as rights agent, to extend the expiration date of the Rights (as defined in the Rights Agreement) from August 11, 2014 to August 11, 2015.

The foregoing description of the Amendment is qualified in its entirety by reference to the copy of the Amendment filed as Exhibit 4.1 to this Report and incorporated by reference herein.

Item 3.03. Material Modifications to Rights of Security Holders.

The information required by this item is included in Item 1.01 above and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed herewith:

Exhibit Number	Description

4.1	Amendment No. 1 dated as of August 8, 2014 to Rights Agreement dated as of August 10, 2004 between Gyrodyne Company of America, Inc. and Registrar and Transfer Company, as rights agent.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GYRODYNE COMPANY OF AMERICA, INC.

By:	/s/ Frederick C. Braun III
Frederick C. Braun III
President and Chief Executive Officer

Date:  August 11, 2014

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